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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [X]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          ENVIRODYNE INDUSTRIES, INC.
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                (Name of Registrant as Specified in its Charter)

                               ZAPATA CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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                   ZAPATA CORPORATION STRENGTHENS COMMITMENT
                     TO ACQUIRE ENVIRODYNE INDUSTRIES, INC.


HOUSTON, TX - MAY 15, 1997 - ZAPATA CORPORATION (NYSE:ZAP) announced today that it has sent the following letter to Mr. F. Edward Gustafson, Chairman of the Board, Chief Executive Officer and President of Envirodyne Industries, Inc.:

         Dear Mr. Gustafson:

         To allay any concern that Zapata would not proceed with its proposal conveyed to you yesterday for a merger in which stockholders of Envirodyne would receive consideration valued at $8 per share, Zapata undertakes that if Zapata should withdraw its proposal at any time prior to November 15, 1997 (which Zapata does not intend to do if its slate of directors is elected at tomorrow's meeting), one of Zapata's designees on the board of directors of Envirodyne would resign, and Zapata's remaining designees on the board would vote in favor of a replacement director designated by the directors not affiliated with Zapata.

         Sincerely,


         Avram A. Glazer

Avram A. Glazer, Chief Executive Officer and President of Zapata, said, "We believe this commitment should demonstrate that Zapata is serious about its proposal to acquire Envirodyne."


Contact:  Joseph L. von Rosenberg, III, Executive Vice President
          (713) 940-6100/Fax: (713) 940-6122